UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014 (March 27, 2014)

NEW ENTERPRISE STONE & LIME CO., INC.
(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77
New Enterprise, PA 16664
(Address of principal executive offices)

(814) 766-2211
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure in Item 5.02(e) of this Current Report on Form 8-K is incorporated herein by reference to this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 27, 2014,the Board of Directors of New Enterprise Stone & Lime Co., Inc. (the “Company”) accepted the resignation of Steven B. Detwiler as Senior Vice President - Construction Materials and President and Chief Operating Officer of the North Division, effective as of the close of business on March 31, 2014 (the “Termination Date”). Mr. Detwiler will remain a member of the Board of Directors of the Company and a member of the Executive Committee of the Board of Directors.

(e)

In connection with Mr. Detwiler’s termination of employment with the Company, the Company and Mr. Detwiler entered into a Separation and Release Agreement on March 27, 2014 (the “Release Agreement”). The Release Agreement generally provides for, in consideration for a release of all claims from Mr. Detwiler, (i) a severance payment of $945,000, payable to Mr. Detwiler in monthly installments of $39,375 over a period of twenty-four (24) months from the Termination Date; (ii) payment by the Company of the full premiums of Mr. Detwiler’s (including his eligible dependents’) group health plan coverage under the Company’s group health plan until Mr. Detwiler’s or his spouse’s (if Mr. Detwiler dies before age 65) attainment of age 65 or until Mr. Detwiler becomes eligible to receive comparable coverage under another employer's group health plan; (iii) payment by the Company of all of Mr. Detwiler’s accrued but unused vacation pay; and (iv) the purchase and conveyance by the Company to Mr. Detwiler of the automobile currently leased for Mr. Detwiler’s use. The foregoing description of the terms and conditions of the Release Agreement is only a summary and is qualified in its entirety by the full text of such agreement, a copy of which is filed as Exhibit 10.1 herewith and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits.

No.        Description

10.1	Separation and Release Agreement dated March 27, 2014 by and between New Enterprise Stone & Lime Co., Inc. and Steven B. Detwiler.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
Director and President, Chief Executive Officer and Secretary

Date: March 28, 2014

EXHIBIT INDEX

No.        Description

10.1	Separation and Release Agreement dated March 27, 2014 by and between New Enterprise Stone & Lime Co., Inc. and Steven B. Detwiler.

4